INCOME TAX	9 Months Ended
Sep. 30, 2021
INCOME TAX

7. INCOME TAX

The Company recognized deferred tax assets of $5,145 in respect of Mexican tax losses as at December 31, 2020. For the nine months ended September 30, 2021, the Company utilized $1,231 of these deferred tax assets to offset taxable profits (nine months ended September 30, 2020: $nil). At September 30, 2021 the Company derecognized deferred tax assets of $326 as a result of a legal restructuring of subsidiaries in response to changes in Mexican labour laws, and of $3,056 due to the uncertainty related to the Provision for litigation (Note 12) and certain forecast taxable profits related to third-party toll milling services. The Company continues to hold unrecognized Mexican non-capital losses of $42.1 million (pre-tax), to be carried forward and applied against future taxable profits.